Final                                                              Exhibit 10.54







                            L. B. FOSTER COMPANY 2003
                     MANAGEMENT INCENTIVE COMPENSATION PLAN



I.       PURPOSE

     To provide incentives and rewards to salaried non-sales managers based upon overall corporate profitability and the performance of individual operating units.

II.      CERTAIN DEFINITIONS

     The terms below shall be defined as follows for the purposes of the L. B. Foster Company 2003 Management Incentive Compensation Plan. The definitions shall be subject to such adjustments as, from time to time, may be made, by the Committee.

     2.1 "Adjusted Operating Unit Target Award" shall be a Participant's Operating Unit Target Award multiplied by the applicable Operating Unit Performance Percentage determined under Section 3.5B(b).

     2.2 "Base Compensation" shall mean the total base salary, rounded to the nearest whole dollar, actually paid to a Participant during 2003, excluding payment of overtime, incentive compensation, commissions, reimbursement of expenses, severance, car allowances or any other payments not deemed part of a Participant's base salary; provided, however, that the Participant's contributions to the Corporation's Voluntary Investment Plan shall be included in Base Compensation. Base Compensation for employees who die, retire or are terminated shall include only such compensation paid to such employee during 2003 with respect to the period prior to death, retirement or termination.

     2.3 "Base Fund" shall mean the aggregate amount of all cash payments to be made pursuant to this Plan which amount shall be determined pursuant to Section
3.1 hereof.

     2.4 "Committee" shall mean the Personnel and Compensation Committee of the Board of Directors and any successors thereto.

     2.5 "Corporation" shall mean L. B. Foster Company and those subsidiaries thereof in which L.B. Foster Company owns 100% of the outstanding common stock, excluding (except for the purpose of calculating "Pre-Incentive Income") Natmaya, Inc., Fosmart, Inc. and Foster Technologies.

     2.6 "Fund" shall mean the aggregate amount of all payments made to Plan Participants under this Plan, after deducting all discretionary payments made pursuant to Section 3.3 hereof.

     2.7 "Individual Incentive Award" shall mean the amount paid to a Participant pursuant to this Plan, which amount shall be determined pursuant to
Section 3.5 hereof and which award shall not exceed twice the amount of a Participant's Target Award. In addition, the portion of an Individual Incentive Award derived from the Product Pool should not exceed the portion of the Target Award allocated to the Product Pool multiplied by a percentage equal to twice the percentage of Target Award paid to Participants in the General Pool. The limitations herein shall not affect amounts distributed under Section 3.3.

     2.8 "Operating Unit" shall mean the following units or divisions which are reported in the Company's internal financial statements: CXT Rail, CXT Buildings, Foster Coated Pipe, Threaded Products, Rail Products (excluding CXT
Rail), Piling, Fabricated Products and Geotech, subject to such adjustments as may be made by the Chief Executive Officer.

     2.9 "Operating Unit Target Award" shall mean the portion of a Participant's Target Award allocated to a specific Operating Unit pursuant to Section 3.5B(a).

     2.10 "Operating Unit Performance Percentage" shall mean the sum of the percentages earned by the applicable Operating Unit pursuant to Section 3.5B(b).

     2.11 "Participant" shall mean a salaried employee of the Corporation who satisfies all of the eligibility requirements set forth in Article IV hereof.

     2.12 "Performance Percentage" shall be each of the Percentages earned by an Operating Unit under Section 3.5(B)(b) and which together equal the Operating Unit Performance Percentage.

     2.13 "Plan" shall mean the L. B. Foster Company 2003 Management Incentive Compensation Plan, which Plan shall be in effect only with respect to the fiscal year ending December 31, 2003.

     2.14 "Planned Income" shall mean Pre-Incentive Income of $6,885,000

     2.15 "Planned Contribution" shall mean $895,000.

     2.16 "Pool" shall mean the Product Pool and the General Pool, as calculated pursuant to Section 3.4 hereof, subject to such adjustments as may be made by the Chief Executive Officer.

     2.17 "Pre-Incentive Income" shall mean the audited pre-tax income, after, inter alia, deductions for benefits payable under the 2003 Sales Incentive Plans, of the Corporation for the fiscal year ending December 31, 2003 determined in accordance with generally-accepted accounting principles, excluding (i) benefits payable under this Plan; and (ii) any portion of gains or losses arising from transactions not in the ordinary course of business which the Committee, in its sole discretion, determines to exclude.

     2.18 "Pre-Tax Income" shall mean an Operating Unit's Pre-Tax Income as shown in the Corporation's financial statements and subject to such adjustments as may be made by the Chief Executive Officer, without taking into account incentive compensation under the 2003 Sales Incentive Plan.

     2.19 "Target Award" shall mean the product of a Participant's Base Compensation multiplied by said Participant's Target Percentage.

     2.20  "Target   Percentage"  shall  mean  those  percentages   assigned  to
Participants pursuant to Section 3.2 hereof.

III.     PLAN DESCRIPTION

     3.1 Base Fund. The amount of the Base Fund shall be calculated based upon the percentage of Pre-Incentive Income to Planned Income, calculated as follows:

--------------------------------------- ------------------------------------ -------------------------------------
                  I                                     II                                   III
--------------------------------------- ------------------------------------ -------------------------------------

--------------------------------------- ------------------------------------ -------------------------------------
Pre-Incentive Income as Percentage of   Percentage of Planned Contribution                Base Fund
     Planned Income ($6,885,000)               ($895,000) to be Made
--------------------------------------- ------------------------------------ -------------------------------------
                 70%                                    50%                               $ 447,500
--------------------------------------- ------------------------------------ -------------------------------------
                 75%                                    60%                                537,000
--------------------------------------- ------------------------------------ -------------------------------------
                 80%                                    70%                                626,500
--------------------------------------- ------------------------------------ -------------------------------------
                 85%                                    78%                                698,100
--------------------------------------- ------------------------------------ -------------------------------------
                 90%                                    86%                                769,700
--------------------------------------- ------------------------------------ -------------------------------------
                 95%                                    93%                                832,350
--------------------------------------- ------------------------------------ -------------------------------------
                 100%                                  100%                                895,000
--------------------------------------- ------------------------------------ -------------------------------------
                 105%                                  110%                                984,500
--------------------------------------- ------------------------------------ -------------------------------------
                 110%                                  120%                               1,074,000
--------------------------------------- ------------------------------------ -------------------------------------
                 115%                                  130%                               1,163,500
--------------------------------------- ------------------------------------ -------------------------------------
                 120%                                  140%                               1,253,000
--------------------------------------- ------------------------------------ -------------------------------------
                 125%                                  150%                               1,342,500
--------------------------------------- ------------------------------------ -------------------------------------
                 130%                                  160%                               1,432,000
--------------------------------------- ------------------------------------ -------------------------------------
                 135%                                  170%                               1,521,500
--------------------------------------- ------------------------------------ -------------------------------------
                 140%                                  180%                               1,611,000
--------------------------------------- ------------------------------------ -------------------------------------
                 145%                                  190%                               1,700,500
--------------------------------------- ------------------------------------ -------------------------------------
            150% and above                           200% plus                        $1,790,000 and up
                                            26% of Pre-tax Income over
                                                    $10,327,500
--------------------------------------- ------------------------------------ -------------------------------------

The Percentage of Planned Contribution Percentage in Column II will not increase until the next specified level of Pre-Incentive Income as Percentage of Planned Income in Column I has been achieved.

Example: If the Corporation earned $11,500,000 in Pre-Incentive Income the Base Fund would be $2,094,850:

     a. Determine Percentage of Pre-Incentive Income to Planned Income plus Pre-Incentive Income in excess of 150% of Planned Income.

         $11,500,000
         ------------  = 150% of Planned Income + $1,172,500 (i.e. $11,500,000 -
         $  6,885,000                                              $10,327,500)

     b. Locate Base Fund in Column III

         $1,790,000 + (26% X $1,172,500) = $2,094,850

3.2 Target Percentages. Subject to adjustment as set forth below, each Participant shall have a Target Percentage based upon the grade level of such Participant, unless determined otherwise by the Chief Executive Officer, on July 1, 2003, as follows:

----------------------------------------------- --------------------------------
Grade Levels                                    % of Base Compensation
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------
Grade 6 I, Sales                                                  15
----------------------------------------------- --------------------------------
Grade 7 I, Sales                                                  15
----------------------------------------------- --------------------------------
Grade 8 I, Sales                                                  20
----------------------------------------------- --------------------------------
Grade 10 I, Sales/Management                                      22
----------------------------------------------- --------------------------------
Grade 10 P, Professional/Management                              12.5
----------------------------------------------- --------------------------------
Grade 11 I, Sales/Management                                      23
----------------------------------------------- --------------------------------
Grade 11 P, Professional/Management                               15
----------------------------------------------- --------------------------------
Grade 12, Management Positions                                    25
----------------------------------------------- --------------------------------
Grade 13, Management Positions                                    27
----------------------------------------------- --------------------------------
Grade 14, Management Positions                                    30
----------------------------------------------- --------------------------------
Grade 15, Management Positions                                    32
----------------------------------------------- --------------------------------
Grade 16, Management Positions                                    36
----------------------------------------------- --------------------------------
Grade 17, Management Positions                                    38
----------------------------------------------- --------------------------------
Grade 18, Management Positions                                    39
----------------------------------------------- --------------------------------
Grade 19, Management Positions                                    40
----------------------------------------------- --------------------------------
Grade 20, Management Positions                                    50
----------------------------------------------- --------------------------------
Grade 21, Management Positions                                    52
----------------------------------------------- --------------------------------
Grade 22, Management Positions                                    54
----------------------------------------------- --------------------------------
Grade 23 and Above                                                60
----------------------------------------------- --------------------------------

Other Employees selected, in writing, by L. B. Foster Company's Chairman of the Board and Chief Executive Officer may also be made Participants in the Plan on such terms as may be approved by the Chairman of the Board and Chief Executive Officer.

     The Committee may determine performance goals for the Chief Executive Officer and such other officers as the Committee may, in its discretion, select and the Target Percentage for each such Participant will be adjusted upward or downward based upon such Participant's achievement of such goals. The precise method for determining such adjustments for each such Participant shall be separately scheduled and deemed incorporated herein by reference.

     Those Participants who have retired or died prior to July 1, 2003 shall have a Target Percentage based upon their grade level at death or retirement.

     3.3 Discretionary Payments. Ten percent (10%) of the Base Fund, plus amounts reallocated pursuant to Article V, shall be reserved for discretionary payments to employees of the Corporation. The recipients of all such awards and the amounts of any such awards initially shall be selected by the Chief Executive Officer, subject to final approval by the Committee. If any amounts are not paid from the amount herein reserved, such remaining amount shall, at the discretion of the Chief Executive Officer, either revert to the Corporation or be allocated to Participants in proportion to their respective Individual Incentive Awards prior to the allocation herein.

     3.4 Calculation of Pools. Each Participant and all or any portion of each Participant's Target Award shall be assigned to a Pool by the Chief Executive Officer of the Company with (i) 100% of the Target Award of a Participant not assigned to an Operating Unit being assigned to the General Pool and (ii) 75% of the Target Award of a Participant assigned to an Operating Unit(s) being assigned to the Product Pool and 25% of such Participant's Target Award being assigned to the General Pool. . The dollar amount of each Pool will be determined by dividing the portion of the Target Awards assigned to the Pool by the total Target Awards of all Participants and then multiplying such amount by the Fund.

EXAMPLE :

THE CORPORATION'S PRE-INCENTIVE INCOME IS $7,100,000. THE TOTAL OF ALL TARGET AWARDS FOR ALL PLAN PARTICIPANTS IS $2,100,000, WITH $1,000,000 ALLOCATED TO THE GENERAL POOL AND $1,100,000 ALLOCATED TO THE PRODUCT POOL. THE DOLLAR AMOUNT OF EACH POOL WOULD BE CALCULATED AS FOLLOWS:

(a)      Determine Pre-Incentive Income as Percentage of Planned Income

Pre-Incentive Income is:

         $7,100,000
         --------------             =       103%
         $6,885,000

(b)      Determine Base Fund Under Column III

         103% of Planned Income will yield 100% of the Planned Contribution, or $895,000

(c)      Calculate Fund by deducting 10% for "Discretionary Awards"

         $895,000 X 90% = $805,500

(d)      Determine Amount of Each Pool

         1.       General Pool

                  $1,000,000
                  ---------------   x  $805,500  =   $383,571
                  $2,100,000

         2.       Product Pool

                  $1,100,000
                  ---------------   x  $805,500 =    $421,929
                  $2,100,000

     3.5 Calculation of Individual Incentive Awards. The calculation of an Individual Incentive Award shall be determined based on the Pool(s) to which a Participant is assigned.

     3.5A General Pool Individual Incentive Awards. A General Pool Participant's Individual Incentive Award shall be calculated, subject to the limitations in
Section 2.9, as follows:

(a) Divide Participant's Target Award allocated to General Pool by the sum of all Target Awards allocated to General Pool;

(b)  Multiply (a) by amount of General Pool.

EXAMPLE:

THE GENERAL POOL IS $383,571. THE SUM OF ALL GENERAL POOL PARTICIPANTS' TARGET AWARDS IS $1,000,000. MANAGER JONES HAS A TARGET AWARD OF $19,200:

         $    19,200
         -------------     x      $383,571  =   $7,365
         $  1,000,000                           (Individual Incentive Award)

         3.5B     Product Pool Individual Incentive Awards

     (a) The Chief Executive Officer shall assign all or any portion of a Participant's Target Award to an Operating Unit for purposes of calculating percentages earned under 3.5(B)(b)(i), and (b)(ii), may adjust such allocation(s) at any time (the "Operating Unit Target Award"). The Participant's Individual Incentive Award shall be calculated by: (i) multiplying each such Operating Unit Target Award by the sum of the percentages (the "Operating Unit Performance Percentage") earned by the Operating Unit under 3.5B(b), with the resulting product being the "Adjusted Operating Unit Target Award" and (ii) multiplying the amount in the Product Pool by a fraction, the numerator of which is the Participant's Adjusted Operating Unit Target Award and the denominator of which is the sum of all Adjusted Operating Unit Target Awards of all Participants in the Product Pool.

     (b)  The  Operating  Unit  Performance   Percentage  with  respect  to  the
applicable Operating Unit shall be the sum of the following percentages:

          (i) The single "Pre-Tax Income Performance Percentage" set forth below opposite the "Pre-Tax Income as % of the Operating Unit's 2003 Operating Plan" earned by the applicable Operating Unit (subject to the $5,000 thresholds set forth below and subject to adjustment by the Chief Executive Officer):

---------------------------------------------------------- ---------------------
 Pre-Tax Income as % of Operating                           Pre-Tax Income
  Unit's 2002 Operating Plan*                           Performance Percentage
---------------------------------------------------------- ---------------------
             75%                                                   5%
---------------------------------------------------------- ---------------------
             80%                                                  10%
---------------------------------------------------------- ---------------------
             85%                                                  20%
---------------------------------------------------------- ---------------------
             90%                                                  30%
---------------------------------------------------------- ---------------------
             95%                                                  40%
---------------------------------------------------------- ---------------------
            100%                                                  50%
---------------------------------------------------------- ---------------------
            110%                                                  65%
---------------------------------------------------------- ---------------------
            120%                                                  80%
---------------------------------------------------------- ---------------------
            130% and up                                          100%
---------------------------------------------------------- ---------------------

          * Once an Operating Unit has achieved 75% of the Operating Unit's 2003 Operating Plan Pre-Tax Income, the Operating Unit shall receive credit for additional percentage points under the column on the left above only to the extent each such percentage point represents at least $5,000 in Pre-Tax Income.

         EXAMPLE:

          An Operating Unit's 2003 Operating Pre-Tax Income Plan is $200,000 and in 2003 the Operating Unit achieves exactly $200,000 in Operating Income.

          Since $150,000 in Pre-Tax Income ($200,000 X 75%) was required to meet the threshold for any Performance Percentage to be earned under 3.5(b)(i), the $50,000 "excess" ($200,000 - $150,000) will be used to calculate additional Performance Percentages, i.e. $50,000 / $5,000 = 10. Accordingly, the Operating Unit would be considered to have achieved 85% of the Operating Unit's 2003 Operating Plan (75% + 10%) and to have earned a 20% Performance Percentage instead of the 50% Performance Percentage that otherwise would have been earned due to the Operating Unit achieving 100% of its 2003 Operating Plan Pre-Tax Income.

               (ii) 25% if the Operating Unit met or exceeded its Return on Investment set forth in such Operating Unit's 2003 Operating Plan (subject to adjustment by the Chief Executive Officer), otherwise 0%.

          (c) Notwithstanding any provision herein to the contrary, the sum of all Individual Incentive Awards allocable to an Operating Unit may not exceed 25% of such Operating Unit's Operating Unit Income. A Participant assigned to an Operating Unit affected by this limit shall receive a share of the available Operating Unit Income (i.e. 25% of the Operating Unit's Operating Unit Income) equal to the Participant's applicable Adjusted
     Operating Unit Target Award divided by the sum of applicable Adjusted Operating Unit Target Awards for all applicable Participants assigned to that Operating Unit. Amounts not payable because of this limitation shall be used for discretionary payments under Section 3.3.

EXAMPLE :

               THE PRODUCT POOL IS $421,929. MANAGER SMITH'S TARGET AWARD ALLOCATED TO THE PRODUCT POOL is $50,000 and IS ALLOCATED TO CXT RAIL. THE ADJUSTED TARGET AWARD OF ALL PARTICIPANTS IN THE PRODUCT POOL IS $800,000. CXT RAIL MEETS THE REQUIREMENTS OF b(i) and b(ii) AND HAS ALSO EXCEEDED ITS PLANNED PRE-TAX INCOME BY 10% AND $500,000. MANAGER SMITH'S BONUS WOULD BE CALCULATED AS FOLLOWS:

(a)      Operating Performance Percentage

         65%  +  25%   =  90%
         (i)    (ii)

(b)      Determine Smith's Adjusted Operating Target Award

         $50,000 X 90% = $45,000

(c)      Determine Smith's Individual Award from the Product Pool

         $ 45,000   X      $421,929   = $23,734
         --------
         $800,000 (sum of all Adjusted Operating Target Awards)

EXAMPLE:

     The Product Pool is $421,929. Manager Jones' Target Award allocated to the Product Pool is $50,000, with 50% allocated to Geotech and 50% allocated to CXT Buildings. Geotech's Operating Unit Income is 88% of its 2003 Planned Pre-Tax Income and Geotech has achieved its planned return on investment. CXT Building's Operating Unit Income is both $1M above and 200% of its 2003 Planned Pre-Tax Income and CXT Buildings has satisfied all requirements under 3.5B(b). The sum of Adjusted Operating Unit Target Awards for all Participants with respect to Geotech is $100,000, for all Participants with respect to CXT Buildings is $200,000 and for all Participants within all Operating Units is $800,000. Disregarding the requirement that awards may not exceed 25% of the Operating Unit Income for the applicable Operating Unit, Manager Jones' Individual Incentive Award would be calculated as follows:

         (a)      Operating Unit Performance Percentage

                  For CXT Buildings:

                  100% + 25%       =     125%
                  b(i) + b(ii)

                  For Geotech

                    20%   +   25%    =   45%
                    b(i)  +   b(ii)

         (b)      Determine Jones' Adjusted Operating Unit Target Awards

                  For CXT Buildings:

                  ($50,000 X 50%)  X 125% = $31,250

                  For Geotech:

                  ($50,000 X 50%)  X   45% = $11,250

         (c)      Determine Jones' Individual Incentive Award

                  For CXT Buildings:

                  $ 31,250    X    $421,929   =     $16,482
                  ----------
                   $800,000        (Product Pool)

                  For Geotech:

                  $ 11,250    X     $421,929        =          $ 5,933
                  ----------
                   $800,000

                  Total Individual Incentive Award  $22,415 (excluding General
                                                             Pool Award)

EXAMPLE:

     Same facts in the preceding Example, except that CXT Building's Operating Unit Income is $300,000 and the sum of CXT Building's Individual Incentive Awards would be, but for the limits in 3.5B(c), $100,646.

     (a) Determine Maximum Individual Incentive Awards for CXT Building's Participants

                            25% X $300,000 = $ 75,000

     (b)  Determine Manager Jones' Share

Jones' Adjusted Operating Unit Target Award     X        Maximum Aggregate
-------------------------------------------        CXT Building Incentive Awards
Sum of All CXT Building Adjusted Operating
Unit Target Awards

                           $ 31,250       X    $ 75,000 = $ 11,719
                           ----------
                            $200,000

         (c)      Determine Amount Available for Discretionary Payments

                           ($100,646 - $ 75,000) = $ 25,646

          (d) Notwithstanding any provision herein to the contrary, a Participant's Individual Incentive Award from the Product Pool may not exceed twice the applicable Performance Percentage earned by the Participant's applicable Operating Unit under each of 3.5(B)(b)(i) and (ii) multiplied by the Participant's applicable Operating Unit Target Award. Amounts not payable because of this limitation shall be available for discretionary payments under Section 3.3.

IV.      ELIGIBILITY

          Unless changed or amended by the Committee, an employee shall be deemed a Participant in the Plan only if all of the following requirements are satisfied:

          A. A Participant must be a salaried employee of the Corporation, at a grade level set forth in Section 3.2 or as otherwise approved by L. B. Foster Company's Chairman of the Board or Chief Executive Officer, for at least six (6) months of the entire fiscal year, unless deceased or retired.

          B. A Participant may not have: (i) been terminated for cause; (ii) voluntarily have resigned (other than due to retirement with the Company's consent) prior to the date Individual Incentive Awards are paid; or (iii), unless the Corporation agrees in writing that the employee shall remain a Participant in this Plan, been terminated for any reason whatsoever and have received money from the Corporation in connection with said termination.

          C. A Participant's services may not primarily be provided to the Natmaya, Inc., Fosmart, Inc. or Foster Technologies Inc. unless otherwise approved by the Chief Executive Officer.

          D. A Participant may not, unless agreed to in writing by the Chief Executive Officer, be a participant in any other incentive plan maintained by the Corporation, other than the Corporation's stock option plans.

          As used herein, "cause" to terminate employment shall exist upon (i) the failure of an employee to substantially perform his duties with the Corporation; (ii) the engaging by an employee in any criminal act or in other conduct injurious to the Corporation; or (iii) the failure of an employee to follow the reasonable directives of the employee's superior(s).


V.       REALLOCATIONS

          Any portion of the Fund not otherwise distributed shall be available for discretionary payments under Section 3.3.

VI.      PAYMENT OF AWARDS

          Payment of Individual Incentive Awards will be made on or before March 15, 2004.

VII.     ADMINISTRATION AND INTERPRETATION OF THE PLAN

          The Chief Executive Officer, if there is a dispute, shall determine the Operating Unit(s) that will receive credit for any sale and/or how credit for any sale is to be allocated among any Operating Units. The Chief Executive Officer's decisions are subject to final review by the Committee if the Committee requests such review.

          A determination by the Committee in carrying out, administering or interpreting this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.

          The Committee may, from time to time, amend the Plan; provided, however, that the Committee may not amend, terminate or suspend the Plan so as to reduce the Base Fund payable under the Plan, subject to any reversions permitted under Section 3.3.

          The Chief Executive Officer may delegate any of his duties herein.

          The Corporation's Internal Audit Department will review and verify the calculation of Individual Incentive Awards.